                                                                     EXHIBIT 3.1

File Number 6091-092-8
                                                                   FILED
                                                                ADAMS COUNTY
                                                              STATE OF ILLINOIS

                                    099086                    2000 MAR -9 A 8:46

                                  VOLUME   28
                                        ---------
                                    OF     Corps.             /s/ XXXXXX XXXXXX
                                        ---------
                                   PAGE    461                 COUNTY RECORDER
                                        ---------

                               State of Illinois
                                    Office of                      Envelope
                             The Secretary of State

Whereas, ARTICLES OF INCORPORATION OF AMEREN ENERGY GENERATING COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 2ND day of MARCH A.D. 2000 and of the Independence of the United States the two hundred and 24TH.

[SEAL]                            /s/ Jesse White

                                  Secretary of State

C-212.3

Form BCA-2.10              ARTICLES OF INCORPORATION
================================================================================
(Rev. Jan. 1999)

Jesse White
Secretary of State
Department of Business Services
Springfield, IL 62756
http://www.sos.state.il.us

Payment must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State."

                   This space for use by Secretary of State

                                     FILED
                                  MAR 2 2000

                                  JESSE WHITE
                              SECRETARY OF STATE

                             SUBMIT IN DUPLICATE!

                             This space for use by
                              Secretary of State

                                  Date  3-2-00

                             Franchise Tax $ 25.00
                             Filing Fee    $ 75.00
                                           -------
                                           $100.00

                             Approved:  /S/
================================================================================

1.  CORPORATE NAME:  Ameren Energy Generating Company
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------
      (The corporate name must contain the word "corporation," "company,"
            "incorporated," "limited" or an abbreviation thereof.)

================================================================================

2.  Initial Registered Agent:  Robert M. Polhman
                              --------------------------------------------------
                               First Name       Middle Initial       Last name

    Initial Registered Office: 700 Jersey
                              --------------------------------------------------
                                  Number           Street           Suite #

                               Quincy  IL          Adams             62301
                              --------------------------------------------------
                                  City             County           Zip Code

================================================================================

3.  Purpose or purposes for which the corporation is organized:
    (If not sufficient space to cover this point, add one or more sheets of this size.)

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act.

================================================================================

4.  Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                                                      Number           Consideration
                                    Number           of Shares              to be
                 Par Value        of Shares           Proposed            Received
    Class        per Share        Authorized        to be Issued          Therefor
    --------------------------------------------------------------------------------
    Common          $ 0             1,000              1,000               $ 1,000
    --------------------------------------------------------------------------------

    --------------------------------------------------------------------------------

    --------------------------------------------------------------------------------

    --------------------------------------------------------------------------------
                                                                   TOTAL = $1,000

    Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

    (If not sufficient space to cover this point, add one or more sheets of this size.)

                                    (over)

5. OPTIONAL:   (a) Number of directors constituting the initial board of
                   directors of the corporation: ______________________.
               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                   Name         Residential Address         City, State, ZIP
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
================================================================================

6. OPTIONAL:   (a) It is estimated that the value of
                   all property to be owned by the
                   corporation for the following year
                   wherever located will be:             $
                                                          ----------------------
               (b) It is estimated that the value of
                   the property to be located within
                   the State of Illinois during the
                   following year will be:               $
                                                          ----------------------
               (c) It is estimated that the gross
                   amount of business that will be
                   transacted by the corporation
                   during the following year will be:    $
                                                          ----------------------
               (d) It is estimated that the gross
                   amount of business that will be
                   transacted from places of business
                   in the State of Illinois during the
                   following year will be:               $
                                                          ----------------------
================================================================================

7. OPTIONAL:   OTHER PROVISIONS

               Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.
================================================================================

8.                 NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated   February 28,             2000
        ------------------------ ----
        (Month & Day)            Year

            Signature and Name                              Address
1. /s/ Steven M. Varhola                                 1. c/o Jones, Day, Reavis & Pogue, 77 W. Wacker Drive
   --------------------------------------------------       --------------------------------------------------
       Signature                                                Street

   Steven M. Varhola                                        Chicago, Illinois 60601-1692
   --------------------------------------------------       --------------------------------------------------
       (Type or Print Name)                                     City/Town            State            ZIP Code

2.
   --------------------------------------------------       --------------------------------------------------
       Signature                                                Street

   --------------------------------------------------       --------------------------------------------------
       (Type or Print Name)                                     City/Town            State            ZIP Code

3.
   --------------------------------------------------       --------------------------------------------------
       Signature                                                Street

   --------------------------------------------------       --------------------------------------------------
       (Type or Print Name)                                     City/Town            State            ZIP Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
================================================================================

                                 FEE SCHEDULE

 .  The initial franchise tax is assessed at the rate of 15/100 of 1 percent
   ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

 .  The filing fee is $75.

 .  The minimum total due (franchise tax + filing fee) is $100.

   (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

 . The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

   Illinois Secretary of State         Springfield, IL 62756
   Department of Business Services     Telephone (217) 782-9522 or 782-9523

                                                                        C-162.20
IL001 - 6/2/99 CT System Online